                                                                   Exhibit 99.02

                     WAIVER AND CONSENT AND FIFTH AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

          This Waiver, Consent and Fifth Amendment to Loan and Security
Agreement (this "AGREEMENT") is entered into as of the 23 day of September,
2004, by and among DEL GLOBAL TECHNOLOGIES CORP., a New York corporation ("DEL
GLOBAL"), BERTAN HIGH VOLTAGE CORP., a Delaware corporation ("BERTAN"), RFI
CORPORATION, a Delaware corporation ("RFI"), and DEL MEDICAL IMAGING CORP., a
Delaware corporation ("DEL MEDICAL") (each a "BORROWER" and collectively, the
"BORROWERS") and GE BUSINESS CAPITAL CORPORATION FIKJA TRANSAMERICA BUSINESS
CAPITAL CORPORATION, a Delaware corporation ("LENDER").

                                   BACKGROUND

          The Borrowers and the Lender are parties to a Loan and Security
Agreement dated as of June 10, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") pursuant to which the Lender provides the Borrowers with certain financial accommodations.

          The Borrowers have requested that the Lender (a) waive certain Events of Default under the Loan Agreement, (b) consent to the use of proceeds of the
Loans to make payments to the Department of Defense of the United States ("DOD")
in connection with the settlement of the investigation conducted by the
Department of Justice of the United States ("DOJ") with respect to RFI (the
"SETTLEMENT"), (c) consent to Del Global incurring Indebtedness in the form of a loan from Villa Sistemi, the proceeds of which will be used to partially fund the payments due in connection with the Settlement, (d) consent to the cancellation of certain intercompany indebtedness of Villa Sistemi to Del
Global, (e) consent to the proceeds of the loan and dividends received from
Villa Sistemi being paid directly to Del Global and (f) consent to the sale of substantially all of the assets Del High Voltage, a division of Del Global ("HI
VO_ 1, ") that designs, manufactures, markets and sells high voltage power conversion systems (the "HIGH VOLTAGE SALE") pursuant to the terms of the High
Voltage Purchase Agreement (as hereinafter defined) and the Lender is willing to do so on the terms and conditions hereafter set forth.

          NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers by the Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

          2. CONSENT TO USE OF LOAN PROCEEDS. Subject to the satisfaction of the conditions precedent set forth in Section 7 below and subject to the terms of the Loan Agreement, the Lender agrees that the Borrowers may use up to
$2,000,000 of the proceeds of the Loans to pay amounts owing by RFI to the DOD with respect to the Settlement; provided that: (a) no later than two (2)
Business Days following the execution thereof, the Lender shall have received an executed copy of the written settlement agreement with the DOD with respect to the investigation conducted by the DOJ into the business relationship between the DOD and RFI on the terms and conditions satisfactory to the Lender including, without limitation, (i) an agreement by the DOJ to end its investigation of RFI with respect to RFI's business relationship with the DOD and to release any claims with respect thereto and (ii) the payment by RFI to the DOD of an amount not to exceed $5,000,000; (b) at least $3,000,000 of the amount needed to make the $5,000,000 payment due under the Settlement is obtained from a dividend, repayment of intecompany indebtedness from Villa
Sistemi to Del Global and/or loans from Villa Sistemi; and (c) the High Voltage
Sale has not been consummated. In the event the High Voltage Sale has been consummated, the Lender agrees that Borrowers may use up to $750,000 of the proceeds of the Loans to pay amounts owing by RFI to the DOD with respect to the
Settlement.

          3. CONSENT TO INCURRENCE OF INDEBTEDNESS, CANCELLATION OF INDEBTEDNESS
AND USE OF PROCEEDS. Subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Lender consents to: (a) Del Global obtaining a loan from Villa Sistemi in the amount of approximately $600,000 (the "Villa
Sistemi Loan") and that the incurrence of such Indebtedness shall not constitute a breach of Sections 7.2(a) or 7.2(h) of the Loan Agreement; (b) Del Global
cancelling debt due from Villa Sistemi in the approximate amount of $120,000 and that such cancellation shall not constitute a breach of Section 7.2(g) of the
Loan Agreement; and (c) the proceeds from the Villa Sistemi Loan, the repayment of intercompany indebtedness from Villa Sistemi to Del Global and the dividends paid by Villa Sistemi to Del Global in an aggregate amount not to exceed
$3,000,000 being paid directly to Del Global and not to the Lender and that such events shall not result in a breach of the terms of the Loan Agreement;
PROVIDED, THAT: (i) the proceeds of the Villa Sistemi Loan, the repayment of the intercompany indebtedness from Villa Sistemi to Del Global and the dividends from Villa Sistemi to Del Global are used to pay a portion of the amounts owing under the Settlement; (ii) the aggregate amount of intercompany indebtedness repaid by Villa Sistemi to Del Global, the Villa Sistemi Loan, and the dividends paid by Villa Sistemi to Del Global is at least equal to $3,000,000; (iii) the note, document or instrument evidencing the Villa Sistemi Loan shall be in form and substance satisfactory to Lender; and (iv) the obligations of Del Global to repay the Villa Sistemi Loan shall be subordinated to the Obligations in a manner satisfactory to Lender.

          4. WAIVER. Subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Lender hereby waives the Events of Default arising solely out of the failure by the Borrowers to maintain (a) the Fixed Charge
Coverage Ratio for the fiscal period ending July 31, 2004 as required by Section
8.4 of the Loan Agreement and (b) Net Worth for the fiscal month ending July 31,
2004 as required by Section 8.5 of the Loan Agreement provided that Borrowers would be in compliance with each of the such financial covenants if the effect of the reclassification and related impairment charge of High Voltage as a discontinued operation were excluded in determining compliance with such financial covenants. The Borrowers and the Lender agree that in determining compliance with the Net Worth covenant contained in Section 8.5 of the Loan
Agreement for all fiscal periods ending after July 31, 2004 the effect of the reclassification of High Voltage as a discontinued operation and related impairment charges shall be excluded.

          5. CONSENT OF SALE OF HIGH VOLTAGE ASSETS. Subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Lender consents to the High Voltage Sale and releases any and all security interest and liens which
Del Global may have granted to the Lender in the assets of High Voltage which are being sold under the High Voltage Purchase Agreement; provided that (a) the
Lender shall have received net cash proceeds from such sale which amount shall not be less than $2,750,000 and shall be applied to the Obligations; (b) the
Lender shall have received a fully executed copy of the Asset Purchase Agreement by and between Spellman High Voltage Electronics Corporation and Del Global (the
"HIGH VOLTAGE PURCHASE AGREEMENT") including all schedules, exhibits, amendments supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith each of which shall be in full force and effect and in form and substance reasonably satisfactory to the Lender; and
(c) the High Voltage Sale shall have been consummated in accordance with the terms of the High Voltage Purchase Agreement.

          6. AMENDMENT. Subject to the satisfaction of the conditions precedent set forth in Section 7 below, Section 1.1 of the Loan Agreement is amended by amending the defined term "Expiration Date" to provide as follows:

"EXPIRATION DATE" means the earlier of: (i) December 31, 2004, (ii) the date of termination of the Lender's obligations to make Loans or to use its best efforts to cause Letters of Credit to be issued pursuant to the terms hereof and (iii)
the date on which either the assets or stock of RFI or Del Medical are sold.

          7. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective upon satisfaction or waiver in writing by the Lender of each of the following conditions precedent, each in form and substance satisfactory to the Lender: (a)
the Lender's receipt of this Agreement duly executed by the Borrowers; and (b)
the Lender's receipt of a non-refundable fee in the amount of $100,000 and all attorney's fees incurred in connection with this Agreement, each of which shall be charged to the Borrowers' loan account as a Loan on the date of this
Agreement.

          8. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant as follows:

             (a) This Agreement and the Loan Agreement constitute legal, valid and binding obligations of the Borrowers and are enforceable against the
Borrowers in accordance with their respective terms.

             (b) Upon the effectiveness of this Agreement, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan
Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

             (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Agreement.

             (d) As of the date hereof, the Borrowers have no defense,
counterclaim or offset with respect to the Loan Agreement.

     9. EFFECT ON THE LOAN AGREEMENT. Except as specifically provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver or an amendment of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     10. GOVERNING LAW. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of
Dlinois.

     11. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     12. COUNTERPARTS; FACSIMILE. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     IN WITNESS WHERFOP, this Agreement has been duly executed as of the day and year first written above.

                                     DEL GLOBAL TECHNOLOGIES CORD,

                                     By: /s/ Mark Koch
                                        ----------------------------------------
                                        Name:  Mark Koch
                                        Title: Principal Accounting Officer

                                     BERTAN HIGH VOLTAGE COMP,

                                     By: /s/ Marls Koch
                                        ----------------------------------------
                                        Name:  Mark Koch
                                        Title: Principal Accounting Officer

                                     RFI CORPORATION

                                     By: /s/ Mark Koch
                                        ----------------------------------------
                                        Name:  Mark Koch
                                        Title: Principal Accounting Officer

                                     DEL MEDICAL IMAGING CORP.

                                     By: /s/ Mark Koch
                                        ----------------------------------------
                                        Name:  Mark Koch
                                        Title: Principal Accounting Officer

                                     GE BUSINESS CAPITAL CORPORATION
                                     F/K/A TRANSAMEItICA BUSINESS
                                     CAPITAL CORPORATION

                                     By: /s/ Mark Koch
                                        ----------------------------------------
                                        Name:  Mark Koch
                                        Title: Duly Authorized Signatory